Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Reporting Period: November 01, 2009 - November 30, 2009
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	exhibit 1, 1a &2
Schedule of Professional Fees Paid	MOR-1b
Copies of bank statements		X
Cash disbursements journals		exhibit 3
Statement of Operations	MOR-2	exhibit 4
Balance Sheet	MOR-3	exhibit 5
Status of Postpetition Taxes	MOR-4	exhibit 6
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable	MOR-4	exhibit 7
Accounts Receivable Reconciliation and Aging	MOR-5	N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

12/21/2009

Signature of Authorized Individual*	Date

Gail S. Page	Executive Chairman

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(04/07)

In re: Vermillion, Inc. Debtor	Case No. 09-11091 (CSS) Reporting Period: November 01, 2009 - November 30, 2009
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	3,876,564.04	1347.75			3,877,911.79

RECEIPTS
CASH SALES					0.00
ACCOUNTS RECEIVABLE					0.00
LOANS AND ADVANCES					0.00
SALE OF ASSETS					0.00
OTHER (ATTACH LIST)					0.00
					0.00
					0.00

TRANSFERS (FROM DIP ACCTS)					0.00

TOTAL RECEIPTS					0.00

DISBURSEMENTS
NET PAYROLL					7,864.05
PAYROLL TAXES					4,866.17
SALES, USE, & OTHER TAXES					0.00
INVENTORY PURCHASES					0.00
SECURED/RENTAL/LEASES					9,700.56
INSURANCE — medical & D & O insurance					15,821.54
ADMINISTRATIVE					246,780.97
SELLING
OTHER - 401k contributions					4,678.55
Bank charge					721.92
ADP payroll processing fee					576.00

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES					13,745.20
U.S. TRUSTEE QUARTERLY FEES					1,625.00
COURT COSTS
TOTAL DISBURSEMENTS					306,379.96

NET CASH FLOW					-306,379.96
(RECEIPTS LESS DISBURSEMENTS)

CASH — END OF MONTH					3,571,531.83

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	306,379.96
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$306,379.96

FORM MOR-1
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: November 01, 2009 - November 30, 2009
BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#3300661--8		#3300661--2		#		#
BALANCE PER BOOKS	See exhibit 1&1a		See exhibit 2

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

FORM MOR-1a
(04/07)

MOR 1 — Exhibit 1
VERMILLION INC.
Silicon Valley Bank -Checking Account 3300661008
As of November 30, 2009

Closing Ledger Per Statement	3,677,716.80	1
Sweep In Transit Per Statement	0.00	2

Checks outstanding	(106,991.61)	Exhibit 1a
Checks held	0.00
Deposit in transit	0.00

	3,570,725.19

Balance per general ledger: Account 1010	3,570,725.19

Variance	—

Vermillion Inc.	MOR 1 — Exhibit 1a
Outstanding AP checks as of 11/30/2009

NUMBER	DATE	SRC	REFERENCE	PAYEE NAME	AMOUNT	CLR

2216	11/9/2009	AP	PAGEA00	PAGE, GAIL	24431.38	N
2227	11/23/2009	AP	00ATT06	AT&T	320.31	N
2228	11/23/2009	AP	00ATTL00	AT&T LONG DISTANCE	54.57	N
2229	11/23/2009	AP	00ATTT1	AT&T	304.79	N
2230	11/23/2009	AP	00BLUEC04	ANTHEM BLUE CROSS	5,466.00	N
2231	11/23/2009	AP	00BMC00	BMC Group, Inc.	13,745.20	N
2232	11/23/2009	AP	00BOWNE00	BOWNE OF LOS ANGELES, INC.	2,495.00	N
2233	11/23/2009	AP	00CAREY00	CAREY INTERNATIONAL INC.	810.4	N
2234	11/23/2009	AP	00CARRU01	CARRUTHERS, SUSAN D	4,480.00	N
2235	11/23/2009	AP	00CREEC00	CREECH, WILLIAM B.	5,593.35	N
2236	11/23/2009	AP	00FUNGE01	FUNG, ERIC	5,500.00	N
2237	11/23/2009	AP	00HARPE02	HARPER, MARIBETH R.	761.25	N
2238	11/23/2009	AP	00PAGEA00	PAGE, GAIL	11,830.00	N
2239	11/23/2009	AP	00PALLI00	PALLIS, KATHERINE C.	1,205.58	N
2240	11/23/2009	AP	00PGE00	P G & E	1,538.96	N
2241	11/23/2009	AP	00PROLO00	PROLOGIS LIMITED PARTNERSHIP-	9,440.56	N
2242	11/23/2009	AP	00PUBLI00	PUBLIC STORAGE, INC.	276	N
2243	11/23/2009	AP	00STERI00	STERICYCLE INC.	501.29	N
2244	11/23/2009	AP	00THOMS05	THOMSON FINANCIAL LLC	2,949.00	N
2245	11/23/2009	AP	00TOTEN00	THE TOTENBERG GROUP	8,500.00	N
2246	11/23/2009	AP	00UPS00	UNITED PARCEL SERVICE	184.23	N
2247	11/23/2009	AP	00WELLS00	WELLS FARGO SHAREOWNER SERVIC	1,563.74	N
2248	11/23/2009	AP	00ZHOUT01	ZHOU, QUN	5,040.00	N

				Total Outstanding as of 11/30/09	106,991.61

VERMILLION, INC	MOR 1 — Exhibit 2
Silicon Valley Bank Payroll Account 3300661012 — GL Account #1016
As Of November 30, 2009

Balance per bank statement:			806.64

Less outstanding checks:
ck #	Check Date	Name

			806.64

GL balance			806.64

Balance per general ledger: Account 1016			806.64

Variance			—

In re: Vermillion, Inc.	Case No.09-11091 (CSS)
Debtor	Reporting Period: November 01, 2009 - November 30, 2009
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
BMC Group, Inc.	Retainer fee	10,000.00		301471	04/09/09	10,000.00
BMC Group, Inc.	April09-September09	13,745.20		2231	11/23/09	13,745.20

FORM MOR-1b
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: November 01, 2009 - November 30, 2009
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$0.00	$
Less: Returns and Allowances
Net Revenue	$0.00	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	$0.00
OPERATING EXPENSES	See Exhibit 4
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES	See Exhibit 4
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS	See Exhibit 4
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	(612,687.76)	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(04/07)

VERMILLION INC. MOR 2 — INCOME STATEMENT — NOVEMBER 30, 2009	Case No. 09-11091(CSS) MOR 2 — Exhibit 4

GL ACCT	DESCRIPTION	AMT

REVENUE		0.00

COST OF REVENUE		0.00

OPERATING EXPENSES
8023	LAB SUPPLIES — GENERAL	1770.84
8030	TOXIC WASTE DISPOSAL	501.29
8110	SAMPLE ACQUISITION COSTS	17089.44
8210	SALARIES	575.04
8212	PAYROLL TAXES: F&A	248.17
8220	PAID TIME OFF	177.43
8240	WORKERS’ COMP INS.: F&A	5116
8310	HEALTH INSURANCE: F&A	59265.66
8311	CONSULTING FEES	68855.92
8320	LEGAL FEES — GENERAL	87000
8321	LEGAL FEES — INTELLECTUAL PROP	12500
8323	LEGAL FEES — COUNSEL OPINIONS	-761.25
8330	ACCOUNTING FEES: F&A	576
8360	COLLABORATION COSTS	139886.02
8375	ROYALTY/LICENSE FEES: LGL-UNSP	5916.56
8437	EQUIPMENT RENTALS: FAC-UNSP	361.55
8452	DEPRECIATION: FAC-UNSP	24572.32
8610	AIRFARE	4130.8
8620	HOTELS / LODGING	5311.21
8630	BUSINESS MEALS & ENTERTAINMENT	1394.11
8640	GROUND TRANSPORTATION	3861.4
8650	OTHER TRAVEL	165
8710	OFFICE AND COMPUTER SUPPLIES	32.91
8716	INSURANCE — D&O	9349.06
8731	SOFTWARE LICENSES & MAINT.	704.5
8740	CELL PHONES AND PAGERS	181.84
8742	ISDN/WEB ACCESS CHARGES: IT-UN	822.61
8750	BANK CHARGES AND FEES: F&A	721.92
8765	FEES, PERMITS	4235.9
8775	POSTAGE AND SHIPPING: F&A	435.42
8810	OFFICE RENT	9237.51
8812	STORAGE	276
8813	PROPERTY TAXES	1230.76
8815	BUSINESS INSURANCE	266.45
8820	UTILITIES	1716.98
8825	OFFICE MAINTENANCE AND REPAIRS	165
8830	OFFICE TELEPHONE AND FAX	825.67

	TOTAL OPERATING EXPENSES	(468,716.04)

9110	INTEREST INCOME-MONEY MARKET	(2,078.40)
9230	INTEREST EXPENSE — CONVERTS	83,863.75

GL ACCT	DESCRIPTION	AMT
9250	INTEREST EXPENSE-OTHER	31,849.32
9314	OFFERING COSTS AMORTIZATION	28,418.30
9360	FRANCHISE TAXES	1,918.75

	TOTAL OTHER INCOME AND EXPENSES	143,971.72

NET PROFIT (LOSS)		(612,687.76)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: November 01, 2009 - November 30, 2009
STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
FORM MOR-2 CONTD
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: November 01, 2009 - November 30, 2009
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	See exhibit 5
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$13,304,459.29	$

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$3,197,978.62	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)	$30,223,590.19
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$
TOTAL LIABILITIES	$33,421,568.81	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS’ EQUITY	$12,969,249.50	$

*“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-3
(04/07)

Vermillion Inc. Balance Sheet For the Eight Months Ending November 30, 2009	Case No. 09-11091 (CSS) MOR 3 — Exhibit 5

	Pre-petition	Post-petition	Total
Assets:
Cash and cash equivalents			$3,577,971.77
Employee receivables
Prepaids and other			667,049.81
Intercompany — IllumeSys			222,159.97
Intercompany — CTI			10,318.48
Intercompany — Denmark			354,966.56
Intercompany — Germany			(370,347.39)
Intercompany — UK			20,465.35
Intercompany — France			(128,360.30)
Intercompany — Ciphergen Int’l			2,507,898.82
Intercompany — Japan			1,261,994.85
Intercompany — Italy			10,504.77
Intercompany — China			(527,039.97)
Fixed assets			2,880,951.86
Accumulated depreciation			(2,589,688.05)
Investment in IllumeSys			1,699,988.35
Investment in UK			17,569.28
Investment in Denmark			65,413.35
Investment in China			618,339.92
Investment in Germany			266,480.00
Investment in Japan			(1,008,058.87)
Investment in Italy			9,112.44
Investment in France			9,314.25
Other long-term assets			3,392,244.24

Total assets			13,304,459.29

	Pre-petition	Post-petition	Total
Liabilities:
Accounts payable	2,362,449.70	291,135.47	2,653,585.17
Accrued liabilities	772,277.44	2,489,712.69	3,261,990.13
Accrued payroll and related	88,863.21	15,506.18	104,369.39
Intercompany accounts
Deferred rent — current		1,624.28	1,421.23
Other current liabilities, net of discount	2,500,000.00		2,365,000.00
Convertible senior notes, net of discounts	14,500,000.00		12,100,000.00
Long-term debt to related party	9,999,999.84	400,000.00	10,399,999.84

Total liabilities	30,223,590.19	3,197,978.62	30,886,365.76

Stockholders’ equity:
Common stock			7,497.33
Additional paid in capital			233,615,915.17
Deferred stock-based compensation			3,152,300.93
Accum. comprehensive income
Retained earnings — prior			(248,699,448.32)
Retained earnings — current			(5,993,381.37)

Total stockholders’ equity			(17,917,116.26)

Total liabilities and equity			12,969,249.50

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: November 01, 2009 - November 30, 2009
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.
FORM MOR-3 CONTD
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: November 01, 2009 - November 30, 2009
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding			2,716.08
FICA-Employee			552.68
FICA-Employer			552.68
Unemployment
Income
Other:
Total Federal Taxes			3,821.44
State and Local
Withholding			989.74
Sales
Excise
Unemployment
Real Property
Personal Property
Other: State disability insurance			54.99
Total State and Local			1,044.73
Total Taxes			4,866.17

SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.          See exhibit 7

			Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	60,076.72	73,561.90	2,914.94	5,239.51	149,342.40	291,135.47
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.
*   “Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

VERMILLION, INC	Case No. 09-11091 (CSS)
ACCOUNTS PAYABLE AGING REPORT	Exhibit 7
ALL OPEN INVOICE AGED BY INVOICE DATE
VENDOR/                 DATES

INVOICE NO. INVOICE DUE DSCNT	CURRENT	30 DAYS	60 DAYS	90 DAYS	120 DAYS

ALLIE03 ALLIED WASTE SERVICES 916-763876 11/28/09 12/13	104.3

ATT06 AT&T 5722250107 11/19/09 11/19	502.3

BMC00 BMC Group, Inc. 196-091031 10/31/09 10/31		4,299.07

BOWNE00 BOWNE OF LOS ANGELES, I-09101971 10/13/09 10/13		776
I-09103005 10/21/09 10/21		2,885.00
I-09103689 10/27/09 10/27		413

CAREY00 CAREY INTERNATIONAL I 75390541 11/12/09 11/12	793.31
75392054 11/18/09 11/18	328.46

CARRU01 CARRUTHERS, SUSAN D 111909EXP 11/19/09 11/19	2,302.60
113009 11/30/09 11/30	4,480.00

CINTA00 CINTAS CORPORATION #0 DG38044465 04/08/09 05/08					109.95
DG38046395 05/14/09 06/13					70

CITTE00 CIT TECHNOLOGY FIN SE 15691887 11/24/09 11/24	361.55

CONEX00 CONEXIS 0809-OR770 09/02/09 09/02			40

CREEC00 CREECH, WILLIAM B. 112109 11/21/09 11/21	1,500.00
112109EXP 11/21/09 11/21	1,413.26
112809 11/28/09 11/28	1,250.00

CTCOR00 CT CORPORATION 042909 04/29/09 05/29					12,900.00

ETRAD00 E*TRADE FINANCIAL 110495 04/29/09 05/29					2,083.33
110651 05/28/09 06/27					2,083.33
110833 06/29/09 07/29					2,083.33
110997 07/29/09 08/28					2,083.33
111154 08/27/09 09/26				2,083.33

FACIL01 FACILITIES MAINTENANC 28336 05/15/09 06/14					329

FEDEX03 FEDEX ERS 896770490 04/06/09 04/21					316.13

FIRST02 FIRST INSURANCE FUNDI 07315-0001 10/21/09 10/21		62,133.24

INVOICE NO. INVOICE DUE DSCNT	CURRENT	30 DAYS	60 DAYS	90 DAYS	120 DAYS
FOLEY01 FOLEY & LARDNER 31040144 05/18/09 05/18					592.5
31053420 06/18/09 06/18					194.5

FREMO03 FREMONT, CITY OF 067333 11/20/09 11/20	60.9

FUNGE01 FUNG, ERIC 110609EXP 11/06/09 11/06	1,552.06
111909EXP 11/19/09 11/19	1,027.88
113009 11/30/09 11/30	4,125.00

GLOBA06 GLOBAL CROSSING CONFE 903237020A 11/24/09 12/24	445.69

HYMAN00 HYMAN, PHELPS & MCNAM 88192 06/19/09 06/19					840
89020 08/06/09 08/06				1,120.00
89819 09/16/09 09/16			2,520.65
90318 10/08/09 10/08		1,260.00
90837 11/05/09 11/05	560

IRONM00 IRON MOUNTAIN 102476677 08/31/09 09/30				377.02
ASS5108 08/31/09 09/30				349.92
AWV3620 09/30/09 10/30			354.29

JOHNS00 JOHNS HOPKINS UNIVERS 80001780 07/27/09 07/27					3,610.00

OHIOS00 THE OHIO STATE UNIVER 1747A 05/18/09 06/17					3,500.00
1747B 05/18/09 06/17					875
1747C 05/18/09 06/17					2,625.00

ORIBI00 ORBIT BUILDING MAINTE 30054 11/15/09 11/15	165

PACIF00 AT&T 111309 11/13/09 11/13	20.62

PAGEA00 PAGE, GAIL 080509EXP 08/05/09 08/05				1,279.44
100909EXP 10/09/09 10/09		1,635.59
113009 11/30/09 11/30	11,830.00
72309EXP 07/23/09 07/23					914.5

PRAXA00 PRAXAIR DISTRIBUTION, 32874091 04/20/09 05/20					29.8
33739360 07/20/09 08/19					28.97
34035089 08/20/09 09/19				29.8

PRECI09 PRECISIONMED INC. 709 06/04/09 06/04					5,000.00

QUALI00 QUALITY REPROGRAPHICS 539136 10/12/09 11/11		160

QUINN00 QUINN EMANUEL URQUHAR 1142178 05/15/09 05/15					5,559.97

SPECIAL Speciality Laboratori 3669449 04/30/09 04/30					7,160.00

INVOICE NO. INVOICE DUE DSCNT	CURRENT	30 DAYS	60 DAYS	90 DAYS	120 DAYS
TOTEN00 THE TOTENBERG GROUP 112009 11/20/09 11/20	9,755.00

TOWNS00 TOWNSEND & TOWNSEND E 722016 05/27/09 05/27					1,237.33
722107 05/27/09 05/27					1,110.10

UPS00 UNITED PARCEL SERVICE 9028479 11/21/09 11/21	24.86
9028489 11/28/09 11/28	85.04

WELLS00 WELLS FARGO SHAREOWNE 55048 11/20/09 12/20	4,145.00

WELLS03 WELLS FARGO BANK 613951 11/17/09 12/17	1,250.00

WOMBLE Womble Carlyle Sandri 1812262 05/13/09 05/13					49,402.14
1819389 06/02/09 06/02					19,361.68
1821903 07/01/09 07/01					194.4
1821986 07/01/09 07/01					25,048.11

YIPCH01 YIP, CHRISTINE 11/24/09 11/24/09 11/24	1,868.38
4 11/30/09 11/30	2,176.00
5 11/30/09 11/30	2,516.00

ZHOUT01 ZHOU, QUN 113009 11/30/09 11/30	5,040.00
11302009EX 11/30/09 11/30	393.51

Report Total	60,076.72	73,561.90	2,914.94	5,239.51	149,342.40

In re: Vermillion, Inc. Debtor

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
N/A

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period	0
- Amounts collected during the period	0
Total Accounts Receivable at the end of the reporting period	0

Accounts Receivable Aging	Amount
0 - 30 days old	0
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	0

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

FORM MOR-5
(04/07)